                                                                   EXHIBIT 10.30


           THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

                            CORSAIR COMMUNICATIONS
                            ----------------------

                      WARRANT TO PURCHASE 112,500 SHARES
                          OF SERIES B PREFERRED STOCK

    THIS CERTIFIES THAT, for value received, MMC/GATX PARTNERSHIP NO. I and its assignees are entitled to subscribe for and purchase 112,500 shares of the fully paid and nonassessable Series B Preferred Stock (as adjusted pursuant to Section 4 hereof, the "Shares") of CORSAIR COMMUNICATIONS, INC., a Delaware corporation (the "Company"), subject to the provisions and upon the terms and conditions hereinafter set forth, provided, however, that in the event that at the time of
                       -----------------
exercise of this Warrant there are insufficient authorized shares of the Company's Series B Preferred Stock to allow issuance of the Shares, then this Warrant shall be exercisable for the same number of shares of the Company's Common Stock. The price per Share at which this Warrant is exercisable shall be the lower of (i) $4.43 or (ii) the price per share at which the next sale of equity securities of Borrower is made (such price and such other price as shall result, from time to time. from the adjustments specified in Section 4 hereof is herein referred to as the "Warrant Price"). As used herein, (a) the term "Series Preferred" shall mean the Company's presently authorized Series B Preferred Stock, and any stock into or for which such Series B Preferred Stock may hereafter be converted or exchanged, (b) the term "Date of Grant" shall mean July 31, 1996, and (c) the term "Other Warrants" shall mean any other warrants issued by the Company in connection with the transaction with respect to which this Warrant was issued, and any warrant issued upon transfer or partial exercise of this Warrant. The term "Warrant" as used herein shall be deemed to include Other Warrants unless the context clearly requires otherwise.

    1.      Term.  The purchase right represented by this Warrant is
            ----
exercisable, in whole or in part, at any time and from time to time from the Date of Grant through the later of (i) ten (10) days after the Date of Grant or
(ii) five (5) years after the closing of the Company's initial public offering of its Common Stock effected pursuant to a Registration Statement on Form S-1 (or its successor) filed under the Securities Act of 1933, as amended (the "Act").

    2.      Method of Exercise; Payment; Issuance of New Warrant.  Subject to
            ----------------------------------------------------
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof, in whole or in part and from time to time, at the election of the holder hereof, by (a) the surrender of this Warrant (with the notice of exercise substantially in the form attached hereto as Exhibit A duly completed and executed) at the principal office of the Company and by the payment to the Company, by certified or bank check, or by wire transfer to an account designated by the Company (a "Wire Transfer") of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased, or (b) exercise of the right provided for in Section 10.3 hereof.
The person or persons in whose name(s) any certificate(s) representing shares of Series Preferred shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within thirty (30) days after such exercise and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such thirty-day period.

    3.      Stock Fully Paid; Reservation of Shares.  All Shares that may be
            ---------------------------------------
issued upon the exercise of the rights represented by this Warrant, upon issuance pursuant to the terms and conditions herein and upon payment of the Warrant Price multiplied by the number of shares to be issued either in cash or pursuant to the terms of Section 10.3 hereof, will be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company agrees that prior to December 31, 1996, it will take such actions as are necessary, including obtaining stockholder consent, to authorize the issuance of a sufficient number of shares of Series B Preferred Stock to allow the full exercise of this Warrant. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Series Preferred or Common Stock to provide for the exercise of the rights represented by this Warrant and, if applicable, a sufficient number of shares of its Common Stock to provide for the conversion of the Series Preferred into Common Stock.

    4.      Adjustment of Warrant Price and Number of Shares.  The number and
            ------------------------------------------------
kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

            (a)  Reclassification or Merger.  In case of any reclassification or
                 --------------------------
change of securities of the class issuable upon exercise of this Warrant (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is the acquiring and the surviving corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of this Warrant), or in case of any sale of all or substantially all of the assets of the Company, the Company, or such successor or purchasing corporation, as the case may be, shall duly execute and deliver to the holder of this Warrant a new Warrant (in form and substance reasonably satisfactory to the holder of this Warrant), so that the holder of this Warrant shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, and in lieu of the shares of Series Preferred theretofore issuable upon exercise of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reclassification, change or merger by a holder of the number of shares of Series Preferred then purchasable under this Warrant. Such new Warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 4 and, in the case of a new Warrant issuable after conversion of the authorized shares of the Series Preferred into shares of Common Stock or after the amendment of the terms of the antidilution protection of the Series Preferred, shall provide for antidilution protection that shall be as nearly equivalent as may be practicable to the antidilution provisions applicable to the Series Preferred on the Date of Grant. The provisions of this subparagraph
(a) shall similarly apply to successive reclassifications, changes, mergers and transfers.

            (b)  Subdivision or Combination of Shares.  If the Company at any
                 ------------------------------------
time while this Warrant remains outstanding and unexpired shall subdivide or combine its outstanding shares of Series Preferred, the Warrant Price shall be proportionately decreased in the case of a subdivision or increased in the case of a combination, effective at the close of business on the date the subdivision or combination becomes effective.

            (c)  Stock Dividends and Other Distributions.  If the Company at any
                 ---------------------------------------
time while this Warrant is outstanding and unexpired shall (i) pay a dividend with respect to Series Preferred payable in Series Preferred, or (ii) make any other distribution with respect to Series Preferred (except any distribution if specifically provided for in Sections 4(a) and 4(b)), of Series Preferred, then the Warrant Price shall be adjusted, from and after the date of determination of shareholders entitled to receive such dividend or distribution, to that price determined by multiplying the Warrant Price in effect immediately prior to such date of determination by a fraction (i) the numerator of which shall be the total number of shares of Series Preferred outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number of shares of Series Preferred outstanding immediately after such dividend or distribution.

            (d)  Adjustment of Number of Shares.  Upon each adjustment in the
                 ------------------------------
Warrant Price pursuant to Sections 4.01(b) or 4.01(c), the number of Shares of Series Preferred purchasable hereunder shall be adjusted, to the nearest whole share, to the product obtained by multiplying the number of Shares purchasable immediately prior to such adjustment in the Warrant Price by a fraction, the numerator of which shall be the Warrant Price immediately prior to such adjustment and the denominator of which shall be the Warrant Price immediately thereafter.

            (e)  Antidilution Rights.  The other antidilution rights applicable
                 -------------------
to the Shares of Series Preferred purchasable hereunder are set forth in the Company's Certificate of Incorporation, as amended through the Date of Grant, a true and complete copy of which is attached hereto as Exhibit B (the "Charter"). The Company shall promptly provide the holder hereof with any restatement, amendment, modification or waiver of the Charter promptly after the same has been made.

    5.      Notice of Adjustments.  Whenever the Warrant Price or the number of
            ---------------------
Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant. In addition, whenever the conversion price or conversion ratio of the Series Preferred shall be adjusted, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the conversion price or ratio of the Series Preferred after giving effect to such adjustment, and shall cause copies of such certificate to be mailed (without regard to Section 13 hereof, by first class mail, postage prepaid) to the holder of this Warrant.

    6.      Fractional Shares.  No fractional shares of Series Preferred will be
            -----------------
issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Series Preferred on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

    7.      Compliance with Act; Disposition of Warrant or Shares of Series
            ---------------------------------------------------------------
Preferred.
---------

            (a)  Compliance with Act.  The holder of this Warrant, by acceptance
                  ------------------
hereof, agrees that this Warrant, and the shares of Series Preferred to be issued upon exercise hereof and any Common Stock issued upon conversion thereof are being acquired for investment and not with a view to the sale or distribution of any part thereof and the holder of this Warrant has no present intention of selling or engaging in any public distribution of this Warrant, and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Series Preferred to be issued upon exercise hereof or any Common Stock issued upon conversion thereof except under circumstances which will not result in a violation of the Act or any applicable state securities laws. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Act and any applicable state securities laws or an exemption from such registration is available, the holder hereof shall confirm in writing that the shares of Series Preferred so purchased (and any shares of Common Stock issued upon conversion thereof) are being acquired for investment and not with a view toward distribution or resale in violation of the Act and shall confirm such other matters related thereto as may be reasonably requested by the Company. This Warrant and all shares of Series Preferred issued upon exercise of this Warrant and all shares of Common Stock issued upon conversion thereof (unless registered under the Act and any applicable state securities laws) shall be stamped or imprinted with a legend in substantially the following form:

"THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO,
(ii) AN OPINION OF COUNSEL OR OTHER EVIDENCE, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL

AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

    Said legend shall be removed by the Company, upon the request of a holder, at such time as the restrictions on the transfer of the applicable security shall have terminated. In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

    (1) The holder is aware of the Company's business affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof in violation of the Act.

    (2) The holder understands that this Warrant has not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein.

    (3) The holder further understands that this Warrant must be held indefinitely unless subsequently registered under the Act and qualified under any applicable state securities laws, or unless exemptions from registration and qualification are otherwise available. The holder is aware of the provisions of Rule 144, promulgated under the Act.

    (4) The holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment. and has the ability to bear the economic risks of its investment.

    (5) The holder is an "accredited investor" within the meaning of Rule 501 of Regulation D promulgated under the Act, as presently in effect.

            (b)  Disposition of Warrant or Shares.  With respect to any offer,
                 --------------------------------
sale or other disposition of this Warrant or any shares of Series Preferred acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the holder hereof agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, or other evidence, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Act as then in effect or any federal or state securities law then in effect) of this Warrant or such shares of Series Preferred or Common Stock and indicating whether or not under the Act certificates for this Warrant or such shares of Series Preferred to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion or other evidence, if so requested, the Company, as promptly as practicable but no later than fifteen (15) days after receipt of the written notice, opinion or other evidence, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Series Preferred or Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this
Section 7(b) that the opinion of counsel for the holder or other evidence is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly with details thereof after such determination has been made. Notwithstanding the foregoing, this Warrant or such shares of Series Preferred or Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Series Preferred thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.

            (c) Applicability of Restrictions. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer of, or grant of a security interest in, this Warrant (or the Series Preferred or Common Stock obtainable upon exercise thereof) or any part hereof (1) to a partner of the holder if the holder is a partnership,
(ii) to a partnership of which the holder is a partner, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in
                                                        --------  -------
any such transfer, if applicable, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

    8.      Rights as Shareholders; Information.  No holder of this Warrant, as
            -----------------------------------
such, shall be entitled to vote or receive dividends or be deemed the holder of Series Preferred or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein. Notwithstanding the foregoing, the Company will transmit to the holder of this Warrant such information, documents and reports as are generally distributed to the holders of any class or series of the securities of the Company concurrently with the distribution thereof to the shareholders.

    9.      Registration Rights.  The Company grants registration rights to the
            -------------------
holder of this Warrant for any Common Stock of the Company obtained upon conversion of the Series Preferred, comparable to the registration rights granted to the investors in that certain Investor Rights Agreement, dated as of December 10, 1996, as amended, as of December 14, 1994 and October 31, 1995 (the "Registration Rights Agreement"), with the following exceptions and clarifications:

            (1)  The holder will have no demand registration rights pursuant to
                 Section 1.2 of the Registration Rights Agreement.

            (2) The holder will be subject to the same provisions regarding indemnification as contained in the Registration Rights Agreement.

            (3) The registration rights are freely assignable by the holder of this Warrant.

    10.     Additional Rights.
            -----------------

    10.1    Secondary Sales. The Company agrees that it will not interfere with
            ---------------
the holder of this Warrant in obtaining liquidity if opportunities to make secondary sales of the Company's securities become available so long as such sales are in accordance with all applicable state and federal securities laws.

    10.2    Mergers.  The Company shall provide the holder of this Warrant with
            -------
at least twenty (20) days' notice of the terms and conditions of any of the following potential transactions: (i) the sale, lease, exchange, conveyance or other disposition of all or substantially all of the Company's property or business, or (ii) its merger into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company), or any transaction (including a merger or other reorganization) or series of related transactions, in which more than 50% of the voting power of the Company is disposed of.

    10.3    Right to Convert Warrant into Stock; Net Issuance.
            -------------------------------------------------

            (a)  Right to Convert.  In addition to and without limiting the
                 ----------------
rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as provided in this Section 10.3 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the "Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration) (X) that number of shares of fully paid and nonassessable Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined) by (Y) the fair market value of one share of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) on the Conversion Date (as herein defined).

    Expressed as a formula, such conversion (assuming the Series Preferred has been automatically converted into Common Stock) shall be computed as follows:

          X  =  B - A
               -------
                  Y

    Where:  X = the number of shares of Common Stock that may
                       be issued to holder

               Y =  the fair market value of one share of
                     Common Stock

               A =  the aggregate Warrant Price (i.e., Converted
                     Warrant Shares x Warrant Price)

               B =  the aggregate fair market value (i.e., fair
                     market value x Converted Warrant Shares)

    No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined). For purposes of Section 9 of this Warrant, shares issued pursuant to the Conversion Right shall be treated as if they were issued upon the exercise of this Warrant.

            (b)  Method of Exercise.  The Conversion Right may be exercised by
                 ------------------
the holder by the surrender of this Warrant at the principal office of the Company together with a written statement specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant which are being surrendered (referred to in Section 10.3(a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid written statement, or on such later date as is specified therein (the "Conversion Date"), and, at the election of the holder hereof, may be made contingent upon the closing of the sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the Act (a "Public Offering"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within thirty (30) days following the Conversion Date. Any conversion from Series Preferred to Common Stock shall be in the ratio of one (1) share of Common Stock for each share of Series Preferred (as adjusted herein and in the Charter). On the Date of Grant, each share of the Series Preferred represented by this Warrant is convertible into one share of Common Stock.

            (c)  Determination of Fair Market Value.  For purposes of this
                 ----------------------------------
Section 10.3, "fair market value" of a share of Series Preferred (or Common Stock if the Series Preferred has been automatically converted into Common Stock) as of a particular date (the "Determination Date") shall mean:

                 (i) If the Conversion Right is exercised in connection with and contingent upon a Public Offering, and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the SEC, then the initial "Price to Public" specified in the final prospectus with respect to such offering.

                 (ii) If the Conversion Right is not exercised in connection with and contingent upon a Public Offering, then as follows:

            (A) If traded on a securities exchange, the fair market value of the Common Stock shall be deemed to be the average of the closing prices of the Common Stock on such exchange over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible.

            (B) If traded over-the-counter, the fair market value of the Common Stock shall be deemed to be the average of the closing bid prices of the Common Stock over the 30-day period ending five business days prior to the Determination Date, and the fair market value of the Series Preferred shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Series Preferred is then convertible; and

            (C) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company's Board of Directors.

    10.4    Exercise Prior to Expiration.  To the extent this Warrant is not
            ----------------------------
previously exercised as to all of the Shares subject hereto, and if the fair market value of one share of the Series Preferred is greater than the Warrant Price then in effect, this Warrant shall be deemed automatically exercised pursuant to Section 10.3 above (even if not surrendered) immediately before its expiration. For purposes of such automatic exercise, the fair market value of one share of the Series Preferred upon such expiration shall be determined pursuant to Section 10.3(c). To the extent this Warrant or any portion thereof is deemed automatically exercised pursuant to this Section 10.4, the Company agrees to promptly notify the holder hereof of the number of Shares, if any, the holder hereof is to receive by reason of such automatic exercise.

    11.     Representations and Warranties.  The Company represents and warrants
            ------------------------------
to the holder of this Warrant as follows:

            (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies;

            (b) The Shares have been or will be duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and non-assessable;

            (c) The rights, preferences, privileges and restrictions granted to or imposed upon the Series Preferred and the holders thereof are as set forth in the Charter, as amended to the Date of the Grant, a true and complete copy of which has been delivered to the original holder of this Warrant and is attached hereto as Exhibit B;

            (d) The shares of Common Stock issuable upon conversion of the Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms of the Charter will be validly issued, fully paid and nonassessable;

            (e) The execution and delivery of this Warrant are not, and the issuance of the Shares upon exercise of this Warrant in accordance with the terms hereof will not be, inconsistent with the Company's Charter or by-laws, do not and will not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not and will not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of any notices required pursuant to federal and state securities laws, which filings will be effected by the time required thereby; and

            (f) There are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

    12.     Modification and Waiver.  The Warrant and any provision hereof may
            -----------------------
be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.

    13.     Notices.  Any notice, request, communication or other document
            -------
required or permitted to be given or delivered to the holder hereof or the Company shall be delivered, or shall be sent by U.S. mail, postage prepaid, or recognized overnight courier service to each such holder at its address as shown on the books of the Company or to the Company at the address indicated therefor on the signature page of this Warrant.

    14.     Binding Effect on Successors.  This Warrant shall be binding upon
            ----------------------------
any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the obligations of the Company relating to the Series Preferred issuable upon the exercise or conversion of this Warrant shall survive the exercise, conversion and termination of this Warrant and all of the covenants and agreements of the Company shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any rights (including, without limitation, any right to registration of the Shares) to which the holder hereof shall continue to be entitled after such exercise or conversion in accordance with this Warrant; provided, that the failure of the holder hereof to make any such request shall
--------
not affect the continuing obligation of the Company to the holder hereof in respect of such rights.

    15.     Lost Warrants or Stock Certificates.  The Company covenants to the
            -----------------------------------
holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

    16.     Descriptive Headings.  The descriptive headings of the several
            --------------------
paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. The language IN this Warrant shall be construed as to its fair meaning without regard to which party drafted this Warrant.

    17.     Governing Law.  This Warrant shall be construed and enforced in
            -------------
accordance with, and the rights of the parties shall be governed by, the laws of the State of California, without regard to principles of conflicts of laws.

    18.     Survival of Representations, Warranties and Agreements.  All
            ------------------------------------------------------
representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

    19.     Remedies.  In case any one or more of the covenants and agreements
            --------
contained in this Warrant shall have been breached, the holders hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

    20.     No Impairment of Rights.  The Company will not, by amendment of its
            -----------------------
Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant.

     21.    Severability.  The invalidity or unenforceability of any provision
            ------------
of this Warrant in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction, or affect any other provision of this Warrant, which shall remain in full force and effect.

    22.     Recovery of Litigation Costs.  If any legal action or other
            ----------------------------
proceeding is brought for the enforcement of this Warrant, or because of an alleged dispute, breach, default, or misrepresentation in connection with any of the provisions of this Warrant, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys' fees and other costs incurred in that action or proceeding, in addition to any other relief to which it or they may be entitled.

    23.     Entire Agreement; Modification.  This Warrant constitutes the entire
            ------------------------------
agreement between the parties pertaining to the subject matter contained in it and supersedes all prior and contemporaneous agreements, representations, and undertakings of the parties, whether oral or written, with respect to such subject matter.



                                   CORSAIR COMMUNICATIONS, INC.


                                   By  /s/ Martin J. Silver
                                     ----------------------------------------

                                   Title:  Chief Financial Officer
                                         ------------------------------------

                                   Address:   3408 Hillview Avenue
                                              Palo Alto, California 94304

                                   EXHIBIT A


                              NOTICE OF EXERCISE

To:  CORSAIR COMMUNICATIONS, INC.


     1.   The undersigned hereby:

          [_] elects to purchase ___ shares of Series __ Preferred Stock of CORSAIR COMMUNICATIONS, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full, or

          [_]  elects to exercise its net issuance rights pursuant to Section
               10.3 of the attached Warrant with respect to __ Shares of Series
               __ Preferred Stock.

     2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                                   ____________________________
                                            (Name)




                                   ____________________________

                                   ____________________________
                                            (Address)

     3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares, all except as in compliance with applicable securities laws.


                                        _____________________________________
                                        (Signature)

_________________________
(Date)

                                  EXHIBIT A-1


                              NOTICE OF EXERCISE

To:  CORSAIR COMMUNICATIONS, INC. (the "Company")

     1. Contingent upon and effective immediately prior to the closing (the "Closing") of the Company's public offering contemplated by the Registration Statement on Form S-_______, filed ___________________, 19__, the undersigned hereby:

          [_] elects to purchase __ shares of Series __ Preferred Stock of the Company (or such lesser number of shares as may be sold on behalf of the undersigned at the Closing) pursuant to the terms of the attached Warrant, or

          [_]  elects to exercise its net issuance rights pursuant to Section
               10.3 of the attached Warrant with respect to __ Shares of Series
               __ Preferred Stock.

     2. Please deliver to the custodian for the selling shareholders a stock certificate representing such ____________ shares.



                                       ________________________________________
                                       (Signature)



____________________________
(Date)

                                   EXHIBIT B

                                    CHARTER

               CERTIFICATE OF AMENDMENT OF AMENDED AND RESTATED
                        CERTIFICATE OF INCORPORATION OF
                         CORSAIR COMMUNICATIONS, INC.



    Corsair Communications, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"),

    DOES HEREBY CERTIFY:

    FIRST: That a resolution was duly adopted by the Board of Directors of the Corporation setting forth a proposed amendment to the Amended and Restated Certificate of Incorporation of the Corporation, and declaring said amendment to be advisable and recommended for approval by the stockholders of the Corporation. Subsection B.4.b. of Article IV of the Amended and Restated Certificate of Incorporation is amended as follows:

          "Election of Directors. The authorized number of directors of
           ---------------------
          this Corporation shall be seven (7). Notwithstanding 5(a) above, the holders of Series A Preferred Stock, voting as a separate class, shall be entitled to elect four (4) directors of the corporation; and the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis, shall be entitled to elect three (3) directors of the corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the election of directors to be elected solely by the holders of Series A Preferred Stock. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock and Common Stock then outstanding, on an as converted basis, shall constitute a quorum of the Series A Preferred Stock, Series B Preferred Stock and Common Stock for the election of directors to be elected solely by the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis. A vacancy in any directorship elected by the holders of Series A Preferred Stock shall be filled only by vote of the holders of Series A Preferred Stock; and a vacancy in any directorship elected by the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock voting together shall be filled only by the vote of the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock voting together as provided above."

    SECOND: That, thereafter, the stockholders approved the foregoing amendment by written consent in accordance with Section 228 of the Delaware General Corporation Law.

    THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

    FOURTH: That the capital of said Corporation shall not be reduced under or by reason of said amendment.



               [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, said Corsair Communications, Inc. has caused this certificate to be signed and attested by MaryAnn Byrnes, its President and Kevin Compton, its Secretary this 10th day of November, 1995.


                                        By: /s/ MaryAnn Byrnes
                                           --------------------------------
                                            MaryAnn Byrnes, President



ATTEST:



By:  /s/ Kevin Compton
     ------------------------------
     Kevin Compton, Secretary



                 [SIGNATURE PAGE TO CERTIFICATE OF AMENDMENT]

                              AMENDED AND RESTATED
                         CERTIFICATE OF INCORPORATION
                       OF CORSAIR COMMUNICATIONS, INC.,
                            a Delaware corporation


    Corsair Communications, Inc., a corporation organized and existing under the laws of the State of Delaware, hereby certifies as follows:

    1. The name of the corporation is Corsair Communications, Inc. The original Certificate of Incorporation of the corporation was filed with the Secretary of State of the State of Delaware on December 5, 1994 and was amended pursuant to a Certificate of Amendment of Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware on January 25, 1995.

    2. Pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, the Amended and Restated Certificate of Incorporation was adopted by the corporation's Board of Directors and stockholders, the stockholders of the corporation having approved the Amended and Restated Certificate of Incorporation by the written consent of the holders of a majority of the outstanding shares in accordance with Section 228 thereof, and written notice having been given in accordance with the requirements of such Section. The Amended and Restated Certificate of Incorporation restates, integrates and amends the provisions of the Certificate of Incorporation of this corporation.

    3. The Certificate of Incorporation of the corporation is hereby amended and restated in its entirety as follows:



                                   ARTICLE I

    The name of this corporation is Corsair Communications, Inc..


                                  ARTICLE II

    The address of this corporation's registered office in the State of Delaware is 15 East North Street, City of Dover, County of Kent 19901. The name of its registered agent at such address is Incorporating Services, Ltd.


                                  ARTICLE III

    The purpose of this corporation is to engage in any lawful act or activity for which a corporation may now or hereafter be organized under the Delaware General Corporation Law.

                                  ARTICLE IV

    A.      Classes of Stock.  This corporation is authorized to issue two
            ----------------
classes of stock to be designated, respectively, "Common Stock" and "Preferred Stock." The total number of shares which the corporation is authorized to issue is Twenty-Eight Million Two Hundred Forty-Seven Thousand Four Hundred and Ten (28,247,410) shares. Eighteen Million (18,000,000) shares shall be Common Stock, $.001 par value per share, and Ten Million Two Hundred Forty-Seven Thousand Four Hundred and Ten (10,247,410) shares shall be Preferred Stock, $.001 par value per share, of which Eight Million One Hundred Twenty Thousand (8,120,000) shares shall be Series A Preferred Stock and Two Million One Hundred Twenty-Seven Thousand Four Hundred and Ten (2,127,410) shares shall be Series B Preferred Stock.

    B.      Rights, Preferences and Restrictions of Preferred Stock.  The
            -------------------------------------------------------
rights, preferences, restrictions and other matters relating to the Preferred Stock are as follows:

            1.   Dividend Provisions.
                 -------------------

                 a. The holders of shares of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive dividends, out of any assets legally available therefor, prior and in preference to any declaration or payment of any dividend (payable other than in Common Stock or other securities and rights convertible into or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock of this corporation) on the Common Stock of this corporation, at the rate of $0.10 per share of Series A Preferred Stock per annum and $0.22 per share of Series B Preferred Stock per annum (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations) payable when, as and if declared by the Board of Directors. Such dividends shall not be cumulative. No cash dividend shall be declared or paid with respect to the Series A Preferred Stock or Series B Preferred Stock unless at the same time a like proportionate cash dividend for the same dividend period, ratably in proportion to the respective annual dividend rates set forth above, is declared and paid with respect to the Series A Preferred Stock and the Series B Preferred Stock.

                 b. In the event this corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights to purchase any such securities or evidences of indebtedness, then, in each case the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though the holders of the Series A Preferred Stock and Series B Preferred Stock were the holders of the number of shares of Common Stock of this corporation into which their respective shares of Series A Preferred Stock and Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of this corporation entitled to receive such distribution.

            2.   Liquidation Preference.
                 ----------------------

                 a. In the event of any liquidation, dissolution or winding up of this corporation, either voluntary or involuntary, the holders of Series A Preferred Stock and Series B Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of this corporation to the holders of Common Stock by reason of their ownership thereof, an amount per share equal to the sum of (i) $2.00 for each outstanding share of Series A Preferred Stock, (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations and hereafter referred to as the "Original Series A Issue Price"), (ii) $4.43 for each outstanding share of Series B Preferred Stock (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations and hereafter referred to as the "Original Series B Issue Price"), and (iii) an amount equal to declared but unpaid dividends on such share of Series A Preferred Stock or Series B Preferred Stock, as applicable. If upon the occurrence of such event, the assets and funds thus distributed among the holders of the Series A Preferred Stock and the Series B Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amounts, then, the entire assets and funds of the corporation legally available for distribution shall be distributed ratably among the holders of the Series A Preferred Stock and the Series B Preferred Stock in proportion to the aggregate liquidation preferences of the respective series, and ratably among the holders of that series in proportion to the amount of such stock owned by each such holder.

                 b. After the distributions described in subsection (a) above have been paid, the remaining assets of the corporation available for distribution to stockholders shall be distributed among the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock pro rata based on the number of shares of Common Stock held by each (assuming conversion of all such Series A Preferred Stock and Series B Preferred Stock).

                 c. A consolidation or merger of this corporation with or into any other corporation or corporations, or a sale, conveyance or disposition of all or substantially all of the assets of this corporation or the effectuation by the corporation of a transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of (excluding the issuance of shares of Series A Preferred Stock pursuant to the Series A Preferred Stock Purchase Agreement and the issuance of Series B Preferred Stock pursuant to the Series B Preferred Stock Purchase Agreement), shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Section 2.

            3.   Conversion.  The holders of the Series A Preferred Stock and
                 ----------
Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

                 a.  Right to Convert.
                     ----------------

                     (i) Subject to subsection (c), each share of Series A Preferred Stock and Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share, at the office of this corporation or any transfer agent for the particular series of Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing (A) the Original Series A Issue Price for each share of Series A Preferred Stock and (B) the Original Series B Issue Price for each share of Series B Preferred Stock, plus all declared but unpaid dividends thereon for each share of Series A Preferred Stock or Series B Preferred Stock, by the Conversion Price at the time in effect for such share. The initial Conversion Price per share for shares of Series A Preferred Stock shall be the Original Series A Issue Price and the initial Conversion Price per share for shares of Series B Preferred Stock shall be the Original Series B Issue Price; provided, however, that the Conversion Price for the Series A Preferred Stock and Series B Preferred Stock shall be subject to adjustment as set forth in subsection 3(c).

                     (ii) Each share of Series A Preferred Stock and Series B Preferred Stock shall automatically be converted into shares of Common Stock at the Conversion Price at the time in effect for such shares immediately upon the earlier of (A) the consummation of the corporation's sale of its Common Stock in a bona fide, firm commitment underwriting pursuant to a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), the public offering price of which was not less than $10.00 per share (subject to appropriate adjustments for stock splits, stock dividends, combinations or other recapitalizations) and $7,500,000 in the aggregate or (B) the date upon which the corporation obtains the consent of the holders of a majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class on an as converted basis.

                 b.  Mechanics of Conversion.  Before any holder of Series A
                     -----------------------
Preferred Stock or Series B Preferred Stock shall be entitled to convert the same into shares of Common Stock, he shall surrender the certificate or certificates therefor, duly endorsed, at the office of this corporation or of any transfer agent for the particular series of Preferred Stock, and shall give written notice by mail, postage prepaid, to this corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. This corporation shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series A Preferred Stock and/or Series B Preferred Stock, or to the nominee or nominees of such holder, a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled as aforesaid. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock and/or Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. If the conversion is in connection with an underwritten offer of securities registered pursuant to the Securities Act, the conversion may, at the option of any holder tendering Series A Preferred Stock and/or Series B Preferred Stock for conversion, be conditioned upon the closing with the underwriter of the sale of securities pursuant to such offering, in which event the person(s) entitled to receive the Common Stock issuable upon such conversion of the Series A Preferred Stock and/or Series B Preferred Stock shall not be deemed to have converted such Series A Preferred Stock and/or Series B Preferred Stock until immediately prior to the closing of such sale of securities.

                 c.  Conversion Price Adjustments of Preferred Stock.  The
                     -----------------------------------------------
Conversion Prices of the Series A Preferred Stock and Series B Preferred Stock shall be subject to adjustment from time to time as follows:

                     (i) A. If the corporation shall issue any Additional Stock (as defined below) without consideration or for a consideration per share less than the Conversion Price for the Series A Preferred Stock or the Conversion Price for the Series B Preferred Stock in effect immediately prior to the issuance of such Additional Stock, the Conversion Price for the Series A Preferred Stock or Series B Preferred Stock, as the case may be, in effect immediately prior to each such issuance shall forthwith (except as otherwise provided in this clause (i)) be adjusted to a price equal to the quotient obtained by dividing the total computed under clause (x) below by the total computed under clause (y) below as follows:

                                 (x)  an amount equal to the sum of

                                      (1)  the aggregate purchase price of the
            shares of the Series A Preferred Stock or Series B Preferred Stock sold pursuant to the applicable agreements pursuant to which such shares of Series A Preferred Stock or Series B Preferred Stock, as the case may be, are first issued (the "Stock Purchase Agreements"), plus

                                      (2)  the aggregate consideration, if any,
            received by the corporation for all Additional Stock issued on or after the dates of the applicable Stock Purchase Agreements (the "Purchase Date") other than shares of Common Stock issued or issuable with respect to the Series A Preferred Stock or Series B Preferred Stock;

                                 (y)  an amount equal to the sum of

                                      (1)  the aggregate purchase price of the
            shares of Series A Preferred Stock or Series B Preferred Stock sold pursuant to the applicable Stock Purchase Agreements divided by the applicable Conversion Price for such shares in effect at the applicable Purchase Date (or such higher or lower Conversion Price for such series as results from the application of subsections 3(c)(iii) and (iv) and assuming that this Certificate was in effect as of the applicable Purchase Date) plus

                                      (2)  the number of shares of Additional
            Stock issued since the applicable Purchase Date (increased or decreased to the extent that the number of such shares of Additional Stock shall have been increased or decreased as the result of the application of subsections 3(c)(iii) and (iv)).

                          B.  No adjustment of the Conversion Price for the
Series A Preferred Stock or Series B Preferred Stock shall be made in an amount less than one cent per share, provided that any adjustments which are not required to be made by reason of this sentence shall be carried forward and shall be either taken into account in any subsequent adjustment made prior to 3 years from the date of the event giving rise to the adjustment being carried forward, or shall be made at the end of 3 years from the date of the event giving rise to the adjustment being carried forward. Except to the limited extent provided for in subsections (E)(3) and (E)(4), no adjustment of such Conversion Price pursuant to this subsection 3(c)(i) shall have the effect of increasing the Conversion Price above the Conversion Price in effect immediately prior to such adjustment.

                          C.  In the case of the issuance of Common Stock for
cash, the consideration shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by this corporation for any underwriting or otherwise in connection with the issuance and sale thereof.

                          D.  In the case of the issuance of the Common Stock
for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair value thereof as determined by the Board of Directors irrespective of any accounting treatment.

                          E.  In the case of the issuance (whether before, on or
after the applicable Purchase Date) of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities, the following provisions shall apply for all purposes of this subsection 3(c)(i) and subsection 3(c)(ii):

                              1. The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in subsections 3(c)(i)(C) and (c)(i)(D)), if any, received by the corporation upon the issuance of such options or rights plus the minimum exercise price provided in such options or rights (without taking into account potential antidilution adjustments) for the Common Stock covered thereby.

                              2. The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the minimum additional consideration, if any, to be received by the corporation (without taking into account potential antidilution adjustments) upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in subsections 3(c)(i)(C) and (c)(i)(D)).

                              3. In the event of any change in the number of shares of Common Stock deliverable or in the consideration payable to this corporation upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the applicable Conversion Price of the Series A Preferred Stock and Series B Preferred Stock, as applicable, and to the extent in any way affected by or computed using such options, rights or securities, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

                              4. Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the applicable Conversion Price of the Series A Preferred Stock and Series B Preferred Stock, as applicable, to the extent in any way affected by or computed using such options, rights or securities or options or rights related to such securities, shall be recomputed to reflect the issuance of only the number of shares of Common Stock (and convertible or exchangeable securities which remain in effect) actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.

                              5. The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to subsections 3(c)(i)(E)(1) and (2) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either subsection 3(c)(i)(E)(3) or (4).

                    (ii) "Additional Stock" shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to subsection 3(c)(i)(E)) by this corporation before, on or after the applicable Purchase Date other than

                          A. shares of Common Stock issued pursuant to a transaction described in subsection 3(c)(iii) hereof,

                          B. shares of Common Stock issued upon conversion of shares of Series A Preferred Stock or Series B Preferred Stock,

                          C. shares of Common Stock issuable or issued to employees, consultants, or directors of this corporation directly or pursuant to a stock option plan or agreement or restricted stock plan or agreement approved by the Board of Directors of this corporation,

                          D. shares of Common Stock issued or issuable (I) in a public offering before or in connection with which all outstanding shares of Series A Preferred Stock and Series B Preferred Stock will be converted to Common Stock or (II) upon exercise of warrants or rights granted to underwriters in connection with such a public offering, or

                          E. shares of Series B Preferred Stock issued or issuable to Comdisco, Inc. pursuant to a Warrant dated August 31, 1995.

                   (iii) In the event the corporation should at any time or from time to time after the applicable Purchase Date fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), the applicable Conversion Price of the Series A Preferred Stock and Series B Preferred Stock then in effect shall be appropriately decreased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be increased in proportion to such increase of the aggregate of shares of Common Stock outstanding and those issuable with respect to such Common Stock Equivalents.

                    (iv) If the number of shares of Common Stock outstanding at any time after the applicable Purchase Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, the applicable Conversion Price for the Series A Preferred Stock and Series B Preferred Stock then in effect shall be appropriately increased so that the number of shares of Common Stock issuable on conversion of each share of such series shall be decreased in proportion to such decrease in outstanding shares.

                 d.  Other Distributions.  In the event this corporation shall
                     -------------------
declare a distribution payable in securities of other persons, evidences of indebtedness issued by this corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 3(c)(iii), then, in each such case for the purpose of this subsection 3(d), the holders of the Series A Preferred Stock and Series B Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the corporation into which their shares of Series A Preferred Stock and Series B Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the corporation entitled to receive such distribution.

                 e.  Recapitalizations.  If at any time or from time to time
                     -----------------
there shall be a recapitalization of the Common Stock (other than a subdivision, combination or merger or sale of assets transaction provided for elsewhere in this Section 3) provision shall be made so that the holders of the Series A Preferred Stock and Series B Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock and Series B Preferred Stock, respectively, the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 3 with respect to the rights of the holders of the Series A Preferred Stock and Series B Preferred Stock after the recapitalization to the end that the provisions of this Section 3 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock and Series B Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

                 f.  No Impairment.  This corporation will not, by amendment of
                     -------------
its Certificate of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by this corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 3 and in the taking of all such action as may be necessary or appropriate in order to protect the Conversion Rights of the holders of the Series A Preferred Stock and Series B Preferred Stock against impairment.

                 g.  No Fractional Shares and Certificate as to Adjustments.
                     ------------------------------------------------------

                      (i) No fractional shares shall be issued upon conversion of the Series A Preferred Stock and Series B Preferred Stock, and the number of shares of Common Stock to be issued shall be rounded up to the nearest whole share. Whether or not fractional shares are issuable upon such conversion shall be determined on the basis of the total number of shares of Series A Preferred Stock and Series B Preferred Stock the holder is at the time converting into Common Stock and the number of shares of Common Stock issuable upon such aggregate conversion.

                     (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock and Series B Preferred Stock pursuant to this Section 3, this corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock and Series B Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. This corporation shall, upon the written request at any time of any holder of Series A Preferred Stock or Series B Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth
(A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock or Series B Preferred Stock.

                 h.  Notices of Record Date.  In the event of any taking by this
                     ----------------------
corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, this corporation shall mail to each holder of Series A Preferred Stock and Series B Preferred Stock at least 20 days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

                 i.  Reservation of Stock Issuable Upon Conversion.  This
                     ---------------------------------------------
corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock and Series B Preferred Stock such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock and Series B Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock and Series B Preferred Stock, in addition to such other remedies as shall be available to the holder of such Series A Preferred Stock or Series B Preferred Stock, this corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

                 j.  Notices.  Any notice required by the provisions of this
                     -------
Section 3 to be given to the holders of shares of Series A Preferred Stock or Series B Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of this corporation.

            4.   Voting Rights.
                 -------------

                 a.  General Voting Rights.  The holder of each share of Series
                     ---------------------
A Preferred Stock and Series B Preferred Stock shall have the right to one vote for each share of Common Stock into which such Series A Preferred Stock and Series B Preferred Stock could then be converted (with any fractional share determined on an aggregate conversion basis being rounded to the nearest whole share), and with respect to such vote, such holder shall have full voting rights and powers equal to the voting rights and powers of the holders of Common Stock, and shall be entitled, notwithstanding any provision hereof, to notice of any stockholders' meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote, together as a single class with holders of Common Stock, with respect to any question upon which holders of Common Stock have the right to vote; except for the election of directors.

                 b.  Election of Directors.  The authorized number of directors
                     ---------------------
of this Corporation shall be five (5). Notwithstanding 5(a) above, the holders of Series A Preferred Stock, voting as a separate class, shall be entitled to elect four (4) directors of the corporation; and the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis, shall be entitled to elect one (1) director of the corporation. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock then outstanding shall constitute a quorum of the Series A Preferred Stock for the election of directors to be elected solely by the holders of Series A Preferred Stock. At any meeting held for the purpose of electing directors, the presence in person or by proxy of the holders of a majority of the Series A Preferred Stock, Series B Preferred Stock and Common Stock then outstanding, on an as converted basis, shall constitute a quorum of the Series A Preferred Stock, Series B Preferred Stock and Common Stock for the election of directors to be elected solely by the holders of the Series A Preferred Stock, Series B Preferred Stock and Common Stock, voting together as a single class on an as converted basis. A vacancy in any directorship elected by the holders of Series A Preferred Stock shall be filled only by vote of the holders of Series A Preferred Stock; and a vacancy in any directorship elected by the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock voting together shall be filled only by the vote of the holders of Series A Preferred Stock, Series B Preferred Stock and Common Stock voting together as provided above.

            5.   Protective Provisions.  So long as shares of Series A Preferred
                 ---------------------
Stock and/or Series B Preferred Stock are outstanding, this corporation shall not without first obtaining the approval (by vote or written consent, as provided by law) of the holders of a majority of the then outstanding shares of Series A Preferred Stock and Series B Preferred Stock, voting together as a single class on an as converted basis:

                 a. sell, convey, or otherwise dispose of or encumber all or substantially all of its property or business or merge into or consolidate with any other corporation (other than a wholly owned subsidiary corporation) or effect any transaction or series of related transactions in which more than 50% of the voting power of the corporation is disposed of;

                 b. alter or change the rights, preferences or privileges of the shares of Series A Preferred Stock or Series B Preferred Stock so as to affect adversely the shares;

                 c. increase the authorized number of shares of Series A Preferred Stock, Series B Preferred Stock or Common Stock;

                 d. create any new class or series of stock or any other securities convertible into equity securities of the corporation (i) having a preference over, or being on a parity with, the Series A Preferred Stock or Series B Preferred Stock with respect to voting, dividends, conversion rights or upon liquidation, or (ii) having rights similar to any of the rights of the Series A Preferred Stock and Series B Preferred Stock under this Section 5; or

                 e.  change authorized number of directors from five (5).

    C.      Common Stock.
            ------------

            1.   Dividend Rights.  Subject to the prior rights of holders of all
                 ---------------
classes of stock at the time outstanding having prior rights as to dividends, the holders of the Common Stock shall be entitled to receive, when and as declared by the Board of Directors, out of any assets of the corporation legally available therefor, such dividends as may be declared from time to time by the Board of Directors.

            2.   Liquidation Rights.  Upon the liquidation, dissolution or
                 ------------------
winding up of the corporation, the assets of the corporation shall be distributed as provided in Section 2 of Division (B) of this Article IV hereof.

            3.   Redemption.  The Common Stock is not redeemable.
                 ----------

            4.   Voting Rights.  The holder of each share of Common Stock shall
                 -------------
have the right to one vote, and shall be entitled to notice of any shareholders' meeting in accordance with the Bylaws of this corporation, and shall be entitled to vote upon such matters and in such manner as may be provided by law.

                                   ARTICLE V

    A.      Exculpation.  A director of the Corporation shall not be personally
            -----------
liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived any improper personal benefit. If the Delaware General Corporation Law is hereafter amended to further reduce or to authorize, with the approval of the Corporation's stockholders, further reductions in the liability of the Corporation's directors for breach of fiduciary duty, then a director of the Corporation shall not be liable for any such breach to the fullest extent permitted by the Delaware General Corporation Law as so amended.

    B.      Indemnification.  To the extent permitted by applicable law, this
            ---------------
Corporation is also authorized to provide indemnification of (and advancement of expenses to) such agents (and any other persons to which Delaware law permits this Corporation to provide indemnification) through bylaw provisions, agreements with such agents or other persons, vote of stockholders or disinterested directors or otherwise, in excess of the indemnification and advancement otherwise permitted by Section 145 of the Delaware General Corporation Law, subject only to limits created by applicable Delaware law (statutory or non-statutory), with respect to actions for breach of duty to the Corporation, its stockholders, and others.

    C.      Effect of Repeal or Modification.  Any repeal or modification of any
            --------------------------------
of the foregoing provisions of this Article V shall not adversely affect any right or protection of a director, officer, agent or other person existing at the time of, or increase the liability of any director of the Corporation with respect to any acts or omissions of such director occurring prior to, such repeal or modification.


                                  ARTICLE VI

    The corporation shall have a perpetual existence.


                                  ARTICLE VII

    Except as otherwise provided in this Certificate of Incorporation, in furtherance and not in limitation of the powers conferred by statute, the Board of Directors of this corporation is expressly authorized to make, alter, amend, rescind or repeal the Bylaws of the corporation.

                                 ARTICLE VIII

    Elections of directors need not be by written ballot except and to the extent provided in the Bylaws of the corporation.



                                  ARTICLE IX

    The corporation shall not be subject to the provisions of Section 203 of the Delaware General Corporation Law.



                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

    IN WITNESS WHEREOF, the Amended and Restated Certificate of Incorporation has been signed under the seal of this corporation as of this 24th day of October, 1995.


                                   CORSAIR COMMUNICATIONS, INC.



                                   By:  /s/ Mary Ann Byrnes
                                      ----------------------------------
                                      Mary Ann Byrnes, President



ATTEST:



 /s/ Kevin Compton
-------------------------------
Kevin Compton, Secretary